Exhibit 10.3

AMENDMENT TO PROPERTY PURCHASE AGREEMENT

[PIONEER MILL SITE]

THIS AMENDMENT TO PROPERTY PURCHASE AGREEMENT (this "**Amendment**") is made as of August 12, 2024 (the "**Amendment Effective Date**") by and between **PIONEER MILL COMPANY, LLC**, a Delaware limited liability company ("**Seller**"), and **PIONEER MILL SITE LLC**, a Hawaii limited liability company ("**Purchaser**").

RECITALS:

A. Seller and Purchaser are the parties to that certain Property Purchase Agreement dated as of June 13, 2024 (the "**Purchase Agreement**"), pursuant to which Seller agreed to sell, and Purchaser agreed to purchase, that certain real property located at Lahaina, County of Maui, State of Hawaii, being the property identified on the tax maps for the County of Maui as Tax Map Key No. (2) 4-5-09:07 and Tax Map Key Nos. (2) 4-5-07:14, 29 and 37 and related rights, appurtenances, and improvements, as more particularly described and set forth in the Purchase Agreement. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement.

B. Seller and Purchaser have agreed to modify the Purchase Agreement to extend the Due Diligence End Date, as more particularly set forth in this Amendment.

AGREEMENT:

In consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as set forth below.

1. Due Diligence Period. Section 7 of the Purchase Agreement is amended to extend the Due Diligence End Date to 4:00 p.m., Hawaii Standard Time, on October 2, 2024.

2. No Other Effect. Except as specifically set forth in this Amendment, the Purchase Agreement remains unmodified and in full force and effect.

3. Counterparts. This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.

This Amendment has been executed as of the Amendment Effective Date.

PIONEER MILL COMPANY, LLC,
a Delaware limited liability company

By:______________________________________
Name:
Title:

Seller

PIONEER MILL SITE LLC,
a Hawaii limited liability company

By: [signature]
Kyle K. Sakamoto, Trustee of the Kyle K. Sakamoto Revocable Trust dated March 28, 2008
Its Manager

Purchaser